Exhibit 10.24

                 RETAIL STORE LICENSE AGREEMENT AMENDMENT No. 1

      This amendment No. 1 (the "Amendment") dated as of January 15, 2002, is between CANDIE'S, INC. ("Candies"), DESIGNS, INC. ("Designs"), DESIGNS OUTLET, INC. ("Outlet"), and DESICAND, INC. ("DesiCand"), each a Delaware corporation, and amends the retail store license agreement dated January 9, 2002, between Candies and Designs (the "Agreement"; each of the terms used in this Amendment but not defined in this Amendment are as defined in the Agreement).

      Under Section 13.12 of the Agreement, Designs has the right, subject to certain conditions, to assign to any Affiliate of Designs any of Designs' rights and obligations under the Agreement.

      Designs envisages that Outlet will be the lessee under the lease for one or more Stores located in Puerto Rico and that Outlet will be involved in aspects of operating those Stores. Similarly, Designs envisages that DesiCand will be the lessee under the lease for one or more Stores located elsewhere in the Territory and that DesiCand will be involved in aspects of operating those Stores.

      The parties therefore agree as follows:

      1. Assignment. (a) Designs hereby assigns to Outlet any of Designs' rights and obligations under the Agreement that Designs' determines, in its sole discretion, are or may in the future become necessary or desirable in order for Outlet to act as the lessee under the lease for one or more Stores located in Puerto Rico and for Outlet to be involved in aspects of operating those Stores, those aspects to be determined by Designs from time to time in its sole discretion.

      (b) Designs hereby assigns to DesiCand any of Designs' rights and obligations under the Agreement that Designs' determines, in its sole discretion, are or may in the future become necessary or desirable in order for DesiCand to act as the lessee under the lease for one or more Stores located elsewhere in the Territory and for DesiCand to be involved in aspects of operating those Stores, those aspects to be determined by Designs from time to time in its sole discretion.

      2. Parties to Agreement. By executing this Amendment, Outlet and DesiCand become parties to the Agreement.

      3. Guarantee. Designs hereby guarantees performance by Outlet and DesiCand of any of Designs' obligations under the Agreement that Designs assigns to Outlet and DesiCand under this Amendment. This guarantee is absolute and unconditional and, with respect to any amounts owed to Candies by Outlet or DesiCand, it is agreed that Candies may proceed directly against Designs as guarantor.

      4. Effect of Amendment. Except as expressly provided for in this Amendment, the Agreement remains in full force and effect.

      5. Governing Law. This Amendment is governed by the laws of the State of New York, without giving effect to principles of conflict of laws.

      The undersigned are executing this Amendment on the date stated in the introductory clause.

                                            CANDIE'S, INC.

                                            By: /s/ Richard Danderline
                                               ---------------------------
                                               Name: Richard Danderline
                                               Title: Executive Vice President


                                            DESIGNS, INC.

                                            By: /s/ David A. Levin
                                               ---------------------------
                                               Name: David A. Levin
                                               Title: President


                                            DESIGNS OUTLET, INC.

                                            By: /s/ David A. Levin
                                               ---------------------------
                                               Name: David A. Levin
                                               Title: President


                                            DESICAND, INC.

                                            By: /s/ David A. Levin
                                               ---------------------------
                                               Name: David A. Levin
                                               Title: President


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